                                                                    EXHIBIT 10.6

                           EFFICIENT NETWORKS, INC.

               AMENDMENT NO. 2 TO THE INVESTORS' RIGHTS AGREEMENT

     This Amendment No. 2 ("Amendment") to the Investors' Rights Agreement dated as of July 30, 1993, as previously amended by Amendment No. 1 thereto dated February 9, 1994 (together the "Agreement") is made as of this 30th day of September, 1994 by and among Efficient Networks, Inc., a Delaware corporation (the "Company"), each of the individuals and entities listed on Schedule A to the Agreement, as amended (the Existing Investors") and the investors listed on Schedule A hereto (the "Series C Investors"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

                                   RECITALS
                                   --------

     A. The Company desires to sell and issue to the Series C Investors, and the Series C Investors desire to purchase from the Company, 5,858,332 shares of the Company's Series C Preferred Stock pursuant to the Series C Preferred Stock Purchase Agreement dated of even date herewith (the "Series C Agreement").

     B. The Existing Investors desire for the Series C Investors to invest in the Company and, as a condition thereof and to induce such investment, the Existing Investors are willing to enter into this Amendment to permit the Series C Investors to become parties to the Agreement, as amended.

     In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.   ADDITIONAL PARTIES TO THE AGREEMENT.
     -----------------------------------

     The Series C Investors hereby enter into and become parties to the Agreement. Schedule A to the Agreement is amended to include the Series C Investors.

2.   AMENDMENTS TO AGREEMENT.
     -----------------------

     2.1 The Series C Investors and the Existing Investors are collectively referred to as "Investors" for the purposes of the Agreement, as amended.

     2.2 Section 1.1(c) of the Agreement is amended in its entirety to read as follows:

          "(c) The term "Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the

     Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned;"

     2.3 The first sentence of Section 2.1 of the Agreement is amended in its entirety to read as follows:

          "2.1 Delivery of Financial Statements. The Company shall deliver to each Investor holding at least 750,000 shares of Series A Preferred Stock or 375,000 shares of Series B Preferred Stock or 250,000 shares of Series C Preferred Stock:"

     2.4  All references to "Series A Preferred Stock" in Sections 2.4, 2.7 and
2.10 shall be deemed to include and make reference to the Series B Preferred Stock and to the Series C Preferred Stock sold to the Series C Investors pursuant to the Series C Agreement.

     3.   WAIVER AND CONSENT.
          ------------------

          Each Existing Investor, pursuant to any rights such Existing Investor may have under the Agreement, hereby, on behalf of himself and the other Investors under the Agreement, (a) waives all rights under, and any notice required by, Section 3 of the Agreement relating to any rights to purchase or rights of first refusal with respect to the sale of the shares of Series C Preferred Stock, (b) consents to adding as parties to the Agreement the Series C Investors, and (c) consents to the registration rights hereby provided the Series C Investors, which consent is given pursuant to Section 1.14 of the Agreement.

     4.   EFFECT OF AMENDMENT.
          -------------------

     Except as amended and set forth above, the Agreement shall continue in full force and effect.

     5.   COUNTERPARTS.
          ------------

     This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

                                      -2-
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     6.   SEVERABILITY.
          ------------

     If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provisions shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.   ENTIRE AGREEMENT.
          ----------------

     This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     8.   GOVERNING LAW.
          -------------

     This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

This Amendment is hereby executed as of the date first above written.

                                      EFFICIENT NETWORKS, INC., a Delaware
                                      corporation

                                      By: /s/ M. A. Floyd
                                          -------------------------------
                                         Title:
                                                -------------------------

                                      Address:  4201 Spring Valley Road
                                                Suite 1200
                                                Dallas, TX 75244

EXISTING INVESTORS:                   CROSSPOINT VENTURE PARTNERS 1993
------------------

                                      By: /s/ Robert Hoff
                                          -------------------------------
                                               General Partner

                                      Address:  18552 MacArthur Blvd., Suite 400
                                                Irvine, CA 92715

                                      CROSSPOINT 1993 ENTREPRENEURS
                                      FUND

                                      By: /s/ Robert Hoff
                                          --------------------------------
                                              General Partner

                                      Address:  18552 MacArthur Blvd., Suite 400
                                                Irvine, CA 92715



                   [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE
                          INVESTORS' RIGHTS AGREEMENT]

                                      ENTERPRISE PARTNERS II L.P.

                                      By:     Enterprise Management Partners II,
                                              L.P., Its General Partner

                                              By: /s/ Jim Gauer
                                                  -----------------------------
                                                   General Partner

                                      Address:  12011 San Vicente Blvd.,
                                                Suite 330
                                                Los Angeles, CA 90049

                                      ENTERPRISE PARTNERS II ASSOCIATES,
                                      L.P.

                                      By:     Enterprise Management Partners II,
                                              L.P., Its General Partner

                                              By: /s/ Jim Gauer
                                                  -----------------------------
                                                   General Partner

                                      Address:  12011 San Vicente Blvd.,
                                                Suite 330
                                                Los Angeles, CA 90049

                                      OCEAN PARK VENTURES, L.P.

                                      By: /s/ Jim Gauer
                                          -----------------------------
                                                General Partner

                                      Address:  12011 San Vicente Blvd.,
                                                Suite 330
                                                Los Angeles, CA 90049

                   [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE
                          INVESTORS' RIGHTS AGREEMENT]

                                      EL DORADO VENTURES III, L.P.

                                      By:     El Dorado Venture Partners III,
                                              Its General Partner

                                              By: /s/ Thomas H. Peterson
                                                  ------------------------------
                                                   General Partner

                                      Address:  800 East Colorado Blvd.,
                                                Suite 530
                                                Pasadena, CA 91101

                                      EL DORADO C & L FUND, L.P.

                                      By:     El Dorado Venture Partners III,
                                              Its General Partner

                                              By: /s/ Thomas H. Peterson
                                                  ------------------------------
                                                   General Partner

                                      Address:  800 East Colorado Blvd.,
                                                Suite 530
                                                Pasadena, CA 91101

                                      EL DORADO TECHNOLOGY IV, L.P., a
                                      California Limited Partnership

                                      By:     El Dorado Venture Partners III,
                                              Its General Partner

                                              By: /s/ Thomas H. Peterson
                                                  ------------------------------
                                                   General Partner

                                      Address:  800 East Colorado Blvd.,
                                                Suite 530
                                                Pasadena, CA 91101

                   [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE
                          INVESTORS' RIGHTS AGREEMENT]

                                      ADAPTEC, INC., a California corporation

                                      By: /s/ Signature Illegible
                                          -----------------------

                                      Title: Vice President & Treasurer

                                      Address:  691 S. Milpitas Boulevard
                                                Milpitas, CA 95035

SERIES C INVESTORS:                   CROSSPOINT VENTURE PARTNERS 1993
------------------

                                      By: /s/ Robert Hoff
                                          -----------------------
                                            General Partner

                                      Address:  18552 MacArthur Blvd., Suite 400
                                                Irvine, CA 92715

                                      CROSSPOINT 1993 ENTREPRENEURS
                                      FUND

                                      By: /s/ Robert Hoff
                                          ----------------------------
                                              General Partner

                                      Address:  18552 MacArthur Blvd., Suite 400
                                                Irvine, CA 92715

                                      ENTERPRISE PARTNERS II L.P.

                                      By:     Enterprise Management Partners II,
                                              L.P., Its General Partner

                                              By: /s/ Jim Gauer
                                                  ------------------------
                                                   General Partner

                                      Address:  12011 San Vicente Blvd.,
                                                Suite 330
                                                Los Angeles, CA 90049

                   [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE
                          INVESTORS' RIGHTS AGREEMENT]

                                      ENTERPRISE PARTNERS II ASSOCIATES,
                                      L.P.

                                      By:     Enterprise Management Partners II,
                                              L.P., Its General Partner

                                              By: /s/ Jim Gauer
                                                  -----------------------
                                                    General Partner

                                      Address:  12011 San Vicente Blvd.,
                                                Suite 330
                                                Los Angeles, CA 90049

                                      OCEAN PARK VENTURES, L.P.

                                      By: /s/ Jim Gauer
                                          ----------------------------
                                              General Partner

                                      Address:  12011 San Vicente Blvd.,
                                                Suite 330
                                                Los Angeles, CA 90049

                                      EL DORADO VENTURES III, L.P.

                                      By:     El Dorado Venture Partners III,
                                              Its General Partner

                                              By: /s/ Thomas H. Peterson
                                                 -----------------------
                                                   General Partner

                                      Address:  800 East Colorado Blvd.,
                                                Suite 530
                                                Pasadena, CA 91101

                   [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE
                          INVESTORS' RIGHTS AGREEMENT]

                                      EL DORADO C & L FUND, L.P.

                                      By:     El Dorado Venture Partners III,
                                              Its General Partner

                                              By: /s/ Thomas H. Peterson
                                                 -----------------------
                                                   General Partner


                                      Address:  800 East Colorado Blvd.,
                                                Suite 530
                                                Pasadena, CA 91101


                                      EL DORADO TECHNOLOGY IV, L.P., a
                                      California Limited Partnership

                                      By:     El Dorado Venture Partners III,
                                              Its General Partner

                                              By: /s/ Thomas H. Peterson
                                                 -----------------------
                                                   General Partner

                                      Address:  800 East Colorado Blvd.,
                                                Suite 530
                                                Pasadena, CA 91101


                                      MENLO VENTURES VI, L.P.

                                      By:     MV Management VI, L.P.

                                              By: /s/ Signature Illegible
                                                  -----------------------
                                                   General Partner

                                      Address:  3000 Sand Hill Road
                                                Bldg. 4, Suite 100
                                                Menlo Park, CA 94025

                   [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE
                          INVESTORS' RIGHTS AGREEMENT]

                                      MENLO ENTREPRENEURS FUND VI, L.P.

                                      By:     MV Management VI, L.P.
                                              its General Partner

                                              By: /s/ Signature Illegible
                                                  -----------------------
                                                   General Partner

                                      Address:  3000 Sand Hill Road
                                                Bldg. 4, Suite 100
                                                Menlo Park, CA 94025



                   [SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE
                          INVESTORS' RIGHTS AGREEMENT]

                                  SCHEDULE A

                             SCHEDULE OF INVESTORS

                               Name and Address
                               ----------------

Crosspoint Venture Partners 1993
18551 MacArthur Blvd., Suite 400
Irvine, CA 92715

Crosspoint 1993 Entrepreneurs Fund
18552 MacArthur Blvd., Ste. 400
Irvine, CA 92715

Enterprise Partners II, L.P.
12011 San Vicente Blvd., Suite 330
Los Angeles, CA 90049

Enterprise Partners II Associates, L.P.
12011 San Vicente Blvd., Suit 330
Los Angeles, CA 90049

Ocean Park Ventures, L.P.
12011 San Vicente Blvd., Suite 330
Los Angeles, CA 90049

El Dorado Ventures III, L.P.
800 East Colorado Blvd., Suite 530
Pasadena, CA 91101

El Dorado C & L Fund, L.P.
800 East Colorado Blvd., Suite 530
Pasadena, CA 91101

El Dorado Technology IV, L.P.
800 East Colorado Blvd., Suite 530
Pasadena, CA 91101

Menlo Ventures VI, L.P.
3000 Sand Hill Road
Bldg. 4, Suite 400
Menlo Park, CA 94025

Menlo Entrepreneurs Fund VI, L.P.
3000 Sand Hill Road
Bldg. 4, Suite 400
Menlo Park, CA 94025